Exhibit (32.1)

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Raymond J. De Hont, Chief Executive Officer of Met-Pro Corporation hereby certifies that, to my knowledge:

(i)	the Annual Report on Form 10-K for the fiscal year ended January 31, 2013 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 21, 2013	/s/ Raymond J. De Hont
Raymond J. De Hont
Chief Executive Officer